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                                                                   EXHIBIT 10.40


                       FIRST AMENDMENT TO CREDIT AGREEMENT

         This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into as of this 9th day of May, 2003, by and among FOREST CITY RENTAL PROPERTIES CORPORATION, an Ohio corporation (the "Borrower"), KEYBANK NATIONAL ASSOCIATION, as Administrative Agent (the "Administrative Agent"), NATIONAL CITY BANK, as Syndication Agent (the "Syndication Agent" and, together with the Administrative Agent, the "Agents") and the banks party to the Credit Agreement (as hereinafter defined) as of the date hereof (collectively, the "Banks" and individually a "Bank"). Capitalized terms not otherwise defined herein shall have the meaning attributed to them in the Credit Agreement, as hereinafter defined.

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, the Borrower, the Banks and the Agents have previously entered into a certain Credit Agreement dated as of March 5, 2002 (the "Credit Agreement"); and

         WHEREAS, in connection with the Credit Agreement, Forest City Enterprises, Inc. (the "Parent") made and entered into a certain Guaranty of Payment of Debt in favor of the Banks, dated as of March 5, 2002 (the "Guaranty"); and

         WHEREAS, the Borrower, the Banks and the Agents desire to make certain amendments to the Credit Agreement to acknowledge and allow for an indenture to be entered into by the Parent under the terms of which up to $300,000,000 of Indebtedness may be incurred by the Parent, subject to the terms and conditions contained herein and in the First Amendment to Guaranty (as defined below); and

         WHEREAS, the Banks and the Agents are willing to amend the Credit Agreement and the Guaranty, on the respective terms and conditions set forth herein and in the First Amendment to Guaranty of Payment of Debt (the "First Amendment to Guaranty") of even date herewith, respectively, and such terms and conditions are agreeable to the Borrower and to the Parent.

         NOW, THEREFORE, it is mutually agreed as follows:

         1. AMENDMENT TO ARTICLE I OF THE CREDIT AGREEMENT. Article I of the Credit Agreement shall be amended as follows:

                  (a) Amendment of Definition of "Indenture". The definition of "Indenture" contained in Article I of the Credit Agreement shall be amended by deleting it in its entirety and replacing it with the following:

                           "Indentures" shall mean, collectively, the indenture
                  of the Parent to The Bank of New York, as indenture trustee, dated as of March 16, 1998 and relating to the 1998 Senior Notes, and the indenture of the Parent to The Bank of New York, as indenture trustee, dated as of May 19, 2003, and relating to the 2003 Senior Notes, and "Indenture" shall mean either of them, as applicable.

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                  (b) Amendment of Definition of "Senior Notes". The definition of "Senior Notes" contained in Article I of the Credit Agreement shall be amended by deleting it in its entirety and replacing it with the following:

                           "Senior Notes" shall mean the 1998 Senior Notes and
                  the 2003 Senior Notes.

                  (c) Addition of Definition of "1998 Senior Notes". Article I of the Credit Agreement shall be amended by adding in its appropriate alphabetical place, the following definition for "1998 Senior Notes":

                           "1998 Senior Notes" shall mean the senior notes of
                  the Parent issued pursuant to the indenture dated as of March 16, 1998, between the Parent and The Bank of New York, as indenture trustee, in the original aggregate principal amount of $200,000,000.

                  (d) Addition of Definition of "2003 Senior Notes". Article I of the Credit Agreement shall be amended by adding in its appropriate alphabetical place, the following definition for "2003 Senior Notes":

                           "2003 Senior Notes" shall mean the senior notes of
                  the Parent issued pursuant to the indenture dated as of May 19, 2003, between the Parent and The Bank of New York, as indenture trustee, in the original aggregate principal amount of up to $300,000,000.

         2.       AMENDMENT TO SECTION 7.17 OF THE CREDIT AGREEMENT.  Section
7.17 of the Credit Agreement shall be amended by adding the following sentence to the end of the Section:

                  A portion of the net proceeds of the 2003 Senior Notes shall be contributed to the Borrower as capital and shall be used by the Borrower to repay outstanding Debt on the Revolving Loans and for general working capital purposes, including the financing of ongoing development, acquisition and construction activities permitted by this Agreement.

         3.       AMENDMENT TO SECTION 8.16 OF THE CREDIT AGREEMENT.  Section
8.16 of the Credit Agreement shall be amended by deleting it in its entirety and replacing it with the following:

                  SECTION 8.16. SENIOR NOTES. The Borrower shall not alter, amend, change or modify the terms of any of the Senior Notes (a) to allow the maturity date of any of the Senior Notes to be less than ten
         (10) years from the respective date of issue, (b) to provide for payment of interest under any of the Senior Notes less frequently than semi-annually, or (c) to modify the redemption provisions contained therein, including adding additional redemption provisions.

                                       2

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         4.       AMENDMENT TO SECTION 10.10 OF THE CREDIT AGREEMENT.  Section
10.10 of the Credit Agreement shall be amended by deleting it in its entirety and replacing it with the following:

                  SECTION 10.10. DEFAULT UNDER GUARANTY OR SENIOR NOTES. If the Parent defaults in the payment or performance of any obligation in the Guaranty or in the performance of any other agreement, covenant, term or condition in the Guaranty, or in the payment or performance of any obligation under either of the Indentures or any of the Senior Notes (after giving effect to any applicable grace periods), or in the performance of any other agreement, covenant, term or condition in either of the Indentures or any of the Senior Notes (after giving effect to any applicable grace periods).

         5. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Agents and each of the Banks as follows:

                  (a) INCORPORATION OF REPRESENTATIONS AND WARRANTIES. Each and every representation and warranty made by the Borrower in Article IX of the Credit Agreement is incorporated herein as if fully rewritten herein at length and is true, correct and complete as of the date hereof (after giving effect to any revisions to Schedule 9.22 or Schedule 9.23 that may have been delivered to the Agents on or before the Amendment Closing Date);

                  (b) REQUISITE AUTHORITY. The Borrower has all requisite power and authority to execute and deliver and to perform its obligations in respect of this Amendment and each and every other agreement, certificate, or document required by this Amendment;

                  (c) DUE AUTHORIZATION; VALIDITY. The Borrower has taken all necessary action to authorize the execution, delivery, and performance by it of this Amendment and every other instrument, document, and certificate relating thereto. This Amendment has been duly executed and delivered by the Borrower and is the legal, valid, and binding obligation of the Borrower enforceable against it in accordance with its terms;

                  (d) NO CONSENT. No consent, approval, or authorization of, or registration with, any governmental authority or other Person is required in connection with the execution, delivery and performance of this Amendment and the transactions contemplated hereby; and

                  (e) NO DEFAULTS. No event has occurred and no condition exists which, with the giving of notice or the lapse of time, or both, would constitute an Event of Default or Possible Default under the Credit Agreement.

         6.       CONDITIONS TO EFFECTIVENESS OF AMENDMENT.

                  (a) CLOSING CONDITIONS. Except as otherwise expressly provided in this Amendment, prior to or concurrently with the Amendment Closing Date (as hereinafter defined), and as conditions precedent to the effectiveness of the amendments to the Credit Agreement provided for herein, the following actions shall be taken, all in form and substance satisfactory to the Agents and the Banks and their respective counsel:

                                       3

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                           (i)      LOAN DOCUMENTS AND CORPORATE DOCUMENTS. The
Borrower shall deliver or cause to be delivered to the Agents and the Banks the following documents, in all cases duly executed, and delivered by the Borrower and/or the Parent, and/or certified, as the case may be:

                                    (1) Certified copy of the resolutions of the
         board of directors of the Borrower evidencing approval of the execution, delivery and performance of this Amendment;

                                    (2) Certified copy of the resolutions of the
         board of directors of the Parent evidencing approval of the execution, delivery and performance of the First Amendment to Guaranty, the 2003 Senior Notes and the Indenture dated as of May 19, 2003;

                                    (3) Copies of the 2003 Senior Notes and the
         Indenture dated as of May 19, 2003, duly executed by each of the parties thereto, certified as being true, accurate and complete by the secretary or assistant secretary of the Parent;

                                    (4) A good standing certificate from the
         State of Ohio for the Borrower;

                                    (5) A good standing certificate from the
         State of Ohio for the Parent;

                                    (6) A certificate of the secretary or
         assistant secretary of the Borrower certifying the names of the officers of the Borrower authorized to sign this Amendment, together with the true signatures of such officers;

                                    (7) A certificate of the secretary or
         assistant secretary of the Parent certifying the names of the officers of the Parent authorized to sign the First Amendment to Guaranty, together with the true signatures of such officers;

                                    (8) Counterparts of this Amendment, executed
         and delivered by the Borrower, the Agent, and the Banks and the Parent's Acknowledgement of this Amendment;

                                    (9) Certificate from the secretary or the
         assistant secretary of the Borrower certifying that no changes, amendments or other modifications have been made to the Articles of Incorporation or Code of Regulations of the Borrower since true and complete copies were delivered to the Agents on or about March 5, 2002;

                                    (10) Certificate from the secretary or the
         assistant secretary of the Parent certifying that no changes, amendments or other modifications have been made to the Articles of Incorporation or Code of Regulations of the Parent since true and complete copies were delivered to the Agents on or about March 5, 2002;


                                       4
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                                    (11) Counterparts of the First Amendment to
         Guaranty, executed and delivered by the Parent, the Agents and the Banks; and

                                    (12) A certificate of the secretary or
         assistant secretary of the Borrower and the Parent certifying that as of the date of this Amendment no Event of Default or Possible Default exists under the Credit Agreement.

                           (ii) OPINION OF COUNSEL FOR PARENT. The Borrower
shall deliver or caused to be delivered to the Agents and the Banks a favorable opinion of counsel for the Parent as to the due authorization, execution, and delivery, and legality, validity and enforceability of the First Amendment to Guaranty, the 2003 Senior Notes and the indenture dated as of May 19, 2003 and such other matters as the Agent or the Banks may request.

                           (iii) OPINION OF COUNSEL FOR BORROWER. The Borrower
shall deliver or caused to be delivered to the Agents and the Banks a favorable opinion of counsel for the Borrower as to the due authorization, execution, and delivery, and legality, validity and enforceability of this Amendment and such other matters as the Agent or the Banks may request.

                           (iv) PAYMENT OF FEES TO BANKS. On or before the
Amendment Closing Date, the Borrower shall have paid to the Agents and the Banks all costs, fees and expenses incurred by them through the Amendment Closing Date in the preparation, negotiation and execution of this Amendment and the First Amendment to Guaranty (including, without limitation, legal fees and expenses of Thompson Hine LLP). The Borrower shall pay an amendment fee to the Administrative Agent for distribution to the Banks in the amount set forth in the fee letter from the Agents to the Borrower dated as of May 9, 2003.

                           (v) REVISED SCHEDULES. If necessary to make the
representations and warranties in Section 5(a) true, correct and complete, the Borrower shall have delivered to the Agents and the Banks a new Schedule 9.22 and/or Schedule 9.23.

                  (b) DEFINITION. The "Amendment Closing Date" shall mean the date this Amendment is executed and delivered by the Borrower, the Banks and the Agents and all the conditions set forth in subsection (a) of this Section 6 have been satisfied or waived in writing by the Agents.

         7. NO WAIVER. Except as otherwise expressly provided herein, the execution and delivery of this Amendment by the Agents and the Banks shall not constitute a waiver or release of any obligation or liability of the Borrower under the Credit Agreement as in effect prior to the effectiveness of this Amendment or as amended hereby or waive or release any Event of Default or Possible Default existing at any time.

         8. EFFECT ON OTHER PROVISIONS. Except as expressly amended by this Amendment, all provisions of the Credit Agreement continue unchanged and in full force and effect and are hereby confirmed and ratified. All provisions of the Credit Agreement shall be applicable to this Amendment.


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                  IN WITNESS WHEREOF, the parties hereto, each by an officer thereunto duly authorized, have caused this First Amendment to Credit Agreement to be executed and delivered as of the date first above written.


                                    FOREST CITY RENTAL PROPERTIES
                                    CORPORATION


                                    BY: /s/ Charles A. Ratner
                                        ---------------------------------------
                                         TITLE: Chairman of the Board
                                                -------------------------------


                                    KEYBANK NATIONAL ASSOCIATION,
                                    Individually and as Administrative Agent

                                    BY: /s/ Donald Woods
                                        ---------------------------------------
                                         TITLE: Assistant Vice President
                                                -------------------------------


                                    NATIONAL CITY BANK, Individually and
                                    as Syndication Agent

                                    BY: /s/ Anthony J. DiMare
                                        ---------------------------------------
                                         TITLE: Senior Vice President
                                                -------------------------------


                                    THE HUNTINGTON NATIONAL BANK

                                    BY: /s/ Richard Goss Jr.
                                        ---------------------------------------
                                         TITLE: Vice President
                                                -------------------------------


                                    U.S. BANK NATIONAL ASSOCIATION

                                    BY: /s/ Jeffrey Possin
                                        ---------------------------------------
                                         TITLE: Officer
                                                -------------------------------



             (Signature page to First Amendment to Credit Agreement)



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                                    COMERICA BANK

                                    BY: /s/ Charles Weddell
                                        ---------------------------------------
                                         TITLE: Vice President
                                                -------------------------------


                                    FIRST MERIT BANK

                                    BY: /s/ John F. Neumann
                                        ---------------------------------------
                                         TITLE: Senior Vice President
                                                -------------------------------


                                    LASALLE BANK N.A.

                                    BY: /s/ Marilyn Maloney
                                        ---------------------------------------
                                         TITLE: First Vice President
                                                -------------------------------


                                    MANUFACTURERS AND TRADERS
                                    TRUST COMPANY

                                    BY: /s/ Kevin B. Quinn
                                        ---------------------------------------
                                         TITLE: Vice President
                                                -------------------------------


                                    FIFTH THIRD BANK

                                    BY: /s/ James Byrnes
                                        ---------------------------------------
                                         TITLE: Vice President
                                                -------------------------------





             (Signature page to First Amendment to Credit Agreement)

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                                    FLEET NATIONAL BANK

                                    BY: /s/ James Magaldi
                                        ---------------------------------------
                                         TITLE: Vice President
                                                -------------------------------


                                    CREDIT LYONNAIS, NEW YORK BRANCH

                                    BY: /s/ Greg Nuber
                                        ---------------------------------------
                                         TITLE: Vice President
                                                -------------------------------


                                    THE PROVIDENT BANK

                                    BY: /s/ Tom Stewart
                                        ---------------------------------------
                                         TITLE: Vice President
                                                -------------------------------











             (Signature page to First Amendment to Credit Agreement)

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                              CONSENT OF GUARANTOR

         FOREST CITY ENTERPRISES, INC., an Ohio corporation, Guarantor under that certain Guaranty of Payment of Debt issued on or about March 5, 2002 (the "Guaranty of Payment of Debt") to and in favor of the Agents and the Banks in respect of, inter alia., the indebtedness of FOREST CITY RENTAL PROPERTIES CORPORATION under the Credit Agreement referenced in the foregoing First Amendment to Credit Agreement, hereby acknowledges that it consents to the foregoing First Amendment to Credit Agreement and confirms and agrees that its Guaranty of Payment of Debt, as amended to the date hereof, is and shall remain in full force and effect with respect to the Credit Agreement as in effect prior to, and from and after, the amendment thereof pursuant to the foregoing First Amendment to Credit Agreement.

Dated:  May 9, 2003           FOREST CITY ENTERPRISES, INC.


                              By: /s/ Charles A. Ratner
                                  ---------------------------------------------
                                   Title: President and Chief Executive Officer
                                          -------------------------------------